As filed with the Securities and Exchange Commission on September 8, 2003



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-03758



                        MATRIX ADVISORS VALUE FUND, INC.
               (Exact name of registrant as specified in charter)



                747 Third Avenue, 31st Floor, New York, NY 10017
               (Address of principal executive offices) (Zip code)



                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                     (Name and address of agent for service)



                                 (212) 486-2004
               Registrant's telephone number, including area code



Date of fiscal year end: June 30, 2003



Date of reporting period:  June 30, 2003

Item 1. Reports to Stockholders


                                 Annual Report



                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.




                                 June 30, 2003





                          747 Third Avenue, 31st Floor
                               New York, NY 10017

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

August 19, 2003

Dear Fellow Shareholder:

         I am pleased to enclose our annual report and commentary concerning the Fund for the period ending June 30, 2003.

         The Fund posted one of its strongest quarters since Matrix began managing the Fund in 1996. The Net Asset Value of the Fund ended the quarter at 44.39, a gain of +25.11% for the quarter. For the calendar year to date the Fund has increased by +19.26%. For the fiscal year ending June 30, 2003, the Fund had an increase of +8.52%.

         As we go to print, we are pleased to note that we have sewn further gains for the Fund into the third quarter, with the Net Asset Value climbing to $47.02 as of August 19, an increase of +5.92% from the end of June and an increase of +26.33% for calendar year 2003.

         A highly important development for the Fund is the decision by its Board of Directors, subject to shareholder approval, to transfer its assets to Strong Capital Management, where it will be re-named the Strong Matrix Large Cap Value Fund. Matrix Asset Advisors will continue to manage this Fund, in the capacity of sub-advisor to Strong. More complete information about the contemplated reorganization of the Fund, scheduled to take place in late October 2003, is contained in the following annual report.

         We believe that Strong's interest in the Fund serves as a powerful validation of its distinct attractiveness. We are excited about the prospect of working with the Strong team, and are particularly pleased that we will be able to continue to manage the Fund, while simultaneously availing ourselves of the many advantages Strong has to offer.

         Above all, we believe that shareholder interests will be very well served by having the Fund join the Strong family of mutual funds. Strong will provide state-of-the-industry investor services, while enhancing the administrative effectiveness of the Fund.

         We are highly confident that all of us will be in good hands with Strong. For our part, we look forward to continuing to work on behalf of shareholders old and new for many years to come, and greatly appreciate the confidence that has been placed in us.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

         If you have any questions on the enclosed or would like to discuss the Fund's proposed reorganization, or our future outlook, please feel free to call us at (800) 366-6223 or e-mail us at matrix@matrixadvisorsvalue-fund.com. You might also enjoy visiting our website at www.matrixadvisorsvaluefund.com.

         Thank you for your continuing confidence and best regards.



/S/ DAVID KATZ
--------------

Sincerely,
David A. Katz, CFA
Chief Investment Officer




PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Please refer to the accompanying report for the Fund's standardized annual returns.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============



--------------------------------------------------------------------------------
          MATRIX ADVISORS VALUE FUND, Value of $10,000 vs S&P 500 Index
--------------------------------------------------------------------------------
    3-Jul-96         10,000      10,000      8,000                  10,000.00
--------------------------------------------------------------------------------
   30-Jun-97         12,347      13,472      8,000      34.72%      13,472.00
--------------------------------------------------------------------------------
   30-Jun-98         13,898      17,538      8,000      30.18%      17,537.85
--------------------------------------------------------------------------------
   30-Jun-99         16,648      21,531      8,000      22.77%      21,531.22
--------------------------------------------------------------------------------
   30-Jun-00         19,009      23,090      8,000       7.24%      23,090.08
--------------------------------------------------------------------------------
   30-Jun-01         20,435      19,666      8,000      -14.83%     19,665.82
--------------------------------------------------------------------------------
   30-Jun-02         18,828      16,128      8,000      -17.99%     18,936.17
--------------------------------------------------------------------------------
   30-Jun-03         20,437      16,168      8,000       0.25%      18,983.51
--------------------------------------------------------------------------------


                                          AVERAGE ANNUALIZED TOTAL RETURN
                                            PERIODS ENDED JUNE 30, 2003
                                            ---------------------------
                                                                     SINCE
                                      ONE YEAR      FIVE YEARS      INCEPTION**
                                      --------      ----------      -----------
Matrix Advisors Value Fund, Inc.        8.52%          8.01%          10.74%

S&P 500 Index*                          0.25%         (1.61%)          7.06%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers, in effect and in the absence of fee waivers, total returns would be lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

------------
* The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

** Matrix Asset Advisors became the Sub-Advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates the Fund was managed by another Advisor.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============


                 CAPITAL MARKETS COMMENTARY AND ANNUAL REPORT:
                                      2003

"I'm back!" -

        CHUCKIE (THE DEMENTED DOLL OF SEVERAL FORGETTABLE HORROR FILMS)

         While Chuckie might not be particularly memorable, the past quarter of the stock market most certainly was. Following the negativity of 2002 and the paralysis of the first quarter of 2003, the second quarter represented a sigh of geo-political relief and a vote of confidence in the economy's future.

         Several positive factors contributed to the favorable results of the quarter. Investors seized upon the fact that the worst "what ifs" in Iraq did not play out. However, the initial euphoria following the decisive conclusion to the war was followed by a concern that a return to a focus on the economy would prove to be a disappointing exercise.

         In fact, first quarter earnings substantially exceeded expectations. In addition, macro economic data metrics showed firming and modest improvements in the economy, including the elusive business spending area.

         Various stimulants including the tax cut on capital gains and dividend income, and a further rate cut from the Federal Reserve fueled optimism for continued improvement. Finally, investors started returning to equities, reflecting both a sense that the worst was over, and a frustration with alternative asset classes.

         The result was a throwback to the good old, bad old days of the late 1990's, as the S&P 500 Index registered its strongest quarter since the end of 1998. Strength was widespread across economic sectors and the capitalization spectrum of stocks. Technology stocks, which had been the scourge of the market for the past three years led market gains, as they did during the first quarter. The tech-heavy NASDAQ Composite led the major indexes with a +21.11% rise as investors re-discovered their spurned love of Internet stocks.

         The Matrix Advisors Value Fund performed very strongly during the quarter, significantly outpacing the S&P 500 Index. In fact it was one of the very strongest quarters in the Fund's history. Many of the stocks acquired last year amidst market carnage, rebounded heroically this past quarter, as investors found renewed appreciation for industry-leading economically sensitive stocks.

         The strong quarter for our portfolios erased the cumulative negative impact of the entire bear market (which we believe began on March 24, 2000) on the Fund's performance, as shown in the following chart:

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============


                            "BEAR MARKET" CUMULATIVE
                                NET PERFORMANCE
                               (3/24/00-6/30/03)



                        Matrix Advisors
                          Value Fund                    S&P 500 Index
                        ---------------                 -------------

                             7.83%                         -33.02%


              PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
          *PLEASE SEE PERFORMANCE DISCLOSURE AT THE END OF COMMENTARY.

         While the quarter also seems to have put to rest concerns about the market revisiting the lows of last October, the above chart shows how much ground has to be made back for the major indexes since the onset of the bear market (And remember: to make back -33.02% of declines you have to have +49.30% of gains going forward).

         Incidentally, even from its highest point during the bear market, the decline in the Fund has been modest. From its approximate peak, at year end 2001, through 6/30/03, performance has declined by mid single digits.

         Looking ahead, we continue to maintain a moderately optimistic outlook for both the economy and the stock market. We believe that while much of the positive performance for the year has likely been made, we feel there is still a good likelihood that the market will post additional gains in the second half of the year. In that regard we refer you to the market study discussed in the current issue of Ideas About Investing, which follows this commentary.

         Certainly, the degree of additional market gains is likely to hinge on the perception of the intensity of economic recovery. In this regard we offer no profound wisdom other than a belief that owning strong individual businesses at attractive prices will be the best way to benefit from that recovery. While there will continue to be market volatility, we believe there is still more positive performance to be had by year end.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

FUND PERFORMANCE

         Performance this past quarter was uniformly strong across all sectors of the Fund's portfolio. As with the overall market, our technology stocks were particularly robust, with Adaptec, LAM Research, Novellus Systems and Symbol Technologies very strong.

         Our retail stocks were impressive in both absolute as well as relative terms. Financials and health care stocks were very attractive, as were our Old Economy stocks. In fact, with the exception of Freddie Mac, virtually every stock held in the portfolio at quarter end rose during the quarter, with the vast majority increasing by more than 10%.

         The only new position begun during the quarter was the previously owned Kyocera Corp., which rose sharply and quickly.

         Defensive sales during the quarter included Advanced Micro Devices, Interpublic Group and Schlumberger, each of which was sold because of concerns as to corporate fundamentals. We also sold our profitable position in Wachovia early in the quarter to more heavily focus on money center, as opposed to regional banks. Towards the end of the quarter, we pared back profitable positions in Dollar General, LAM Research and Symbol Technologies.

         Looking forward, we continue to see embedded profit potential in the vast majority of our holdings. We are very comfortable with the quality of our portfolio and continue to believe that we are well positioned for economic recovery.

         Accordingly, we would expect to see less turnover over the near term, especially if the market takes a bit of a breather in the third quarter. Of course, we are always monitoring individual stocks, and will take profits as a holding meets its fair valuation.

AN IMPORTANT ANNOUNCEMENT CONCERNING THE FUTURE OF THE FUND

         On August 1, 2003, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the "Plan") which contemplates the transfer of all of the assets and liabilities of the Fund in exchange for Institutional Class shares of the Strong Matrix Large Cap Value Fund, a new series of Strong Equity Funds II, Inc. (the "New Fund"). Following such transfer, Institutional Class shares of the New Fund will be distributed to shareholders of the Fund and the Fund will be subsequently dissolved. As a result of the proposed transaction, each shareholder of the Fund will receive a number of full and fractional Institutional Class shares of the New Fund equal in value at the time of the exchange to the value of such shares of the Fund.

         The New Fund will have substantially the same investment objectives, policies, and strategies as the existing Fund, and will be managed by the same personnel who currently manage the Fund. Strong Capital Management, Inc. ("Strong Capital") will be the investment adviser to the New Fund and Matrix Asset Advisors, Inc. will be the sub-adviser to the New Fund. Strong Capital has agreed to limit the total operating expenses for the New Fund, until at least May 1, 2006, to the same level as the current limit on the expenses of the Fund.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

         Since 1974, Strong Capital has provided investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong Capital provides investment management services for portfolios representing assets, as of June 30, 2003, of approximately $41.9 billion.

         The Plan is subject to the approval of the shareholders of the Fund. A shareholder meeting for this purpose is scheduled to be held on October 14, 2003. Further details will be provided in the proxy statement for the meeting.

         WE WOULD LIKE TO STRESS THAT THIS EXCITING DEVELOPMENT WILL NOT DIMINISH IN THE LEAST OUR COMMITMENT TO THE FUND AND ITS SHAREHOLDERS. AS THE ABOVE ANNOUNCEMENT MAKES CLEAR, OUR INVOLVEMENT WITH THE FUND CONTINUES UNABATED. The changes are positive ones for shareholders, primarily focused on the extraordinary servicing capabilities Strong offers to its many clients.

         We look forward to many more years of service to the Fund.

                                     * * *

         Even though its summertime, we can still go to school on the subject of investing. In this quarterly installment of IDEAS ABOUT INVESTING, we revisit the study we have presented in the not-too-distant past concerning how markets rebound after bad periods. We also put the increasingly prevalent question of what the second half of this year will look like in a historical context.

         New York has gone overnight from record breaking rains to typical summer heat. Normally, people would be wilting, but the thrill of having the sun out seems to outweigh the heat. So should it be for all of us. We count our blessings, whether it is for our health, our families, or our investments.

         No matter where this finds you, we hope you are having the opportunity to count your own blessings and to find some summer repose.

Best regards.

COMPLIANCE STATEMENT:
---------------------
Matrix Asset Advisors became Sub-Advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. Indices shown are broad-based, unmanaged indices which are measures of large, mid and smaller company stocks. These indices do not incur expenses and are not available for investment. The Fund may invest in smaller companies, which may involve additional risks such as limited liquidity and greater volatility. The Fund's holdings may change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or Matrix Asset Advisors to buy or sell the securities. No individual holding discussed herein constitutes more than 5% of the Fund's assets.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============


                             IDEAS ABOUT INVESTING
                       QUEST FOR INVESTING ENLIGHTENMENT

1. ONCE AGAIN, IT'S NOT DIFFERENT THIS TIME. THE RECENT MARKET RECOVERY FITS THE HISTORICAL PATTERN.

         Back in the middle of 2002, when the market was in a particularly ugly funk, we referred to a historical market study by Salomon Smith Barney that examined the recovery of the market after reaching cyclical bottoms.

         The study examined nine previous bear markets and the short and intermediate term progress of the market following the reaching of bear market low points. Recovery was fast and furious, particularly in the immediate aftermath of reaching the low point, as follows:

                        Period following market low     % Gain
                        --------------------------------------
                        First 3 months                   16.94%
                        First 12 months                  35.31
                        First 18 months                  44.72

         Referring to the study was intended to provide much needed perspective during a bleak period. After all, it is easy enough to look back after the fact, but market recoveries do not announce themselves. So the only way to take advantage of the historical pattern would be to be there for the recovery, whenever it began.

         Much of the reaction we received from responding clients was indeed reassurance. However, some clients believed that the intensity of the bear market made such a study an exercise in wishful thinking. The issue of the pattern of market recovery was moot: there would be no recovery, at least not for the foreseeable future.

         Well, there are two good things to report. One is that there has in fact been a market recovery, and two is that it is following the historical pattern true to form. The market hit bottom on October 9, 2002, and here are the relevant statistics:

                                                MATRIX      COMPOSITE S&P 500
                                                ------      -----------------
        Recovery during the first 3 months      35.33%           19.95%
        Recovery through 6/30/03
           (approx. 8 1/2months)                49.92%           26.96%

         Part of the pattern is that market lows typically occur at moments of intense negativity. The beginnings of the recovery are ignored or dismissed as a "head fake." The negativity does not subside until the market has made a substantial move, which of course no one is expecting.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============


         We mention this not to debunk the concerns of our clients and others who were focused on the recent negativity of the markets. Rather, our point is to re-iterate the cyclicality of markets and to reinforce the point that while every market cycle seems unique while it runs, it usually works according to tried and true patterns. Finally, we mention it once again to point out the ill-advisedness of market timing.

         It is certainly counter-intuitive, but it is the way the market works.

2. WHILE WE'RE ON THE SUBJECT OF MARKET STUDIES, HERE'S ANOTHER ONE THAT MIGHT PROVIDE SOME INSIGHT INTO THE SECOND HALF OF 2003.

         Like the stock market itself, human nature dictates that we quickly assimilate current events, and then inevitably ask, "What's next?" In that regard, questions abound as to prognostications for the second half following the strong first half.

         Can the market continue to rally? Is a retreat inevitable? Should we take pre-emptive action?

         Well, we believe that our optimism for the second half of the year is not only rooted in our perception of the direction of the economy and of market fundamentals, but also, as it turns out, in market history.

         A recent study by one of our favorite third-party research gurus, The Leuthold Group shows that in the vast majority of years in which the S&P 500 Index posted strong first half results, the second half is positive as well.

         Since 1926, the S&P 500 has had 24 out of 76 years in which first half performance was equal to or greater than +10%. In 17 of these years, or 71% of the time, the Index was positive in the second half as well, with performance in those years averaging +10.8% for the second half.

         In the 7 years in which the S&P 500 declined, the average decline was -9.2%. The average return for all 24 years was +5.2% (Source: The Leuthold Group, Perception, July, 2003).

         This happens to correlate with our belief that, given the first study referred to above, an additional 5% rise in the S&P 500 Index for the balance of the year should be well within the realm of expectation.

         After the severe punishment endured by the markets during the past three years, a little success should not be seen as all that the market has to offer.








PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Mutual fund investing involves risk and loss of principal is possible.


                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

                                   SCHEDULE OF INVESTMENTS      AT JUNE 30, 2003
                                   ---------------------------------------------
                                   COMMON STOCKS: 96.8%

SECURITY                                              SHARES           VALUE
--------------------------------------------------------------------------------
BANK (MONEY CENTER): 5.4%
        Citigroup, Inc. 84,000                                        $3,595,200
        JP Morgan Chase & Co.                             64,000       2,187,520
                                                                      ----------
                                                                       5,782,720
                                                                      ----------
BANK (PROCESSING): 3.0%
        Bank of New York Co., Inc.                       111,000       3,191,250
                                                                      ----------

BANK (REGIONAL): 1.2%
        Comerica, Inc.                                    27,000       1,255,500
                                                                      ----------

BANK (SUPER REGIONAL): 3.6%
        Bank of America Corp.                             23,000       1,817,690
        FleetBoston Financial Corp.                       70,000       2,079,700
                                                                      ----------
                                                                       3,897,390
                                                                      ----------
BROADCASTING/PROGRAM: 1.3%
        Liberty Media Corp.*                             123,000       1,421,880
                                                                      ----------

COMPUTER SOFTWARE AND SERVICES: 0.9%
        Computer Sciences Corp.*                          25,000         953,000
                                                                      ----------

COMPUTERS AND PERIPHERALS: 2.7%
        American Power Conversion Co.                    183,000       2,856,630
                                                                      ----------

DRUG: 11.9%
        Bristol-Myers Squibb Co.                         120,000       3,258,000
        Merck & Co.                                       45,000       2,724,750
        Pfizer, Inc.                                      97,340       3,324,161
        Wyeth                                             75,000       3,416,250
                                                                      ----------
                                                                      12,723,161
                                                                      ----------

DRUGSTORE: 3.4%
        CVS Corp.                                        130,000       3,643,900
                                                                      ----------



THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
PART OF THIS SCHEDULE.





                                      -10-


                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

                                   COMMON STOCKS, CONTINUED

SECURITY                                              SHARES           VALUE
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT: 3.4%
        General Electric Co.                              128,000     $3,671,040
                                                                      ----------

ELECTRONICS: 6.3%
        Symbol Technologies, Inc.                         245,000      3,187,450
        Vishay Intertechnology, Inc.*                     265,000      3,498,000
                                                                      ----------
                                                                       6,685,450
                                                                      ----------

FINANCIAL SERVICES: 2.3%
        American Express Co.                               59,000      2,466,790
                                                                      ----------

FURN/HOME FURNISHING: 1.8%
        Leggett & Platt, Inc.                              95,000      1,947,500
                                                                      ----------

INDUSTRIAL SERVICES: 2.6%
        Manpower, Inc.                                     74,000      2,744,660
                                                                      ----------

INSURANCE (DIVERSIFIED): 3.5%
        American International Group, Inc.                 68,000      3,752,240
                                                                      ----------

MEDICAL INSTRUMENTS: 3.6%
        Guidant Corp.                                      88,000      3,906,320
                                                                      ----------

MEDICAL SUPPLIES: 6.2%
        Abbott Laboratories                                66,000      2,888,160
        Baxter International, Inc.                        145,000      3,770,000
                                                                      ----------
                                                                       6,658,160
                                                                      ----------

RECREATION: 3.5%
        Walt Disney Co.                                   189,000      3,732,750
                                                                      ----------

RETAIL (SPECIAL LINES): 3.1%
        Office Depot, Inc.*                               232,000      3,366,320
                                                                      ----------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.





                                      -11-


                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

                                   COMMON STOCKS, CONTINUED

SECURITY                                              SHARES           VALUE
--------------------------------------------------------------------------------

RETAIL STORE: 5.7%
        Dollar General Corp.                             158,400     $ 2,892,384
        Gap, Inc.                                        170,000       3,189,200
                                                                     -----------
                                                                       6,081,584
                                                                     -----------

SECURITIES BROKERAGE: 6.9%
        Merrill Lynch & Co.                               81,000       3,781,080
        Morgan Stanley Dean Witter & Co.                  84,000       3,591,000
                                                                     -----------
                                                                       7,372,080
                                                                     -----------

SEMICONDUCTOR: 4.0%
        Adaptec, Inc.*                                   300,000       2,385,000
        Intel Corp.                                       93,000       1,935,330
                                                                     -----------
                                                                       4,320,330
                                                                     -----------

SEMICONDUCTORS (CAPITAL EQUIPMENT): 4.5%
        Lam Research Corp.*                               81,000       1,479,060
        Novellus Systems, Inc.*                           90,000       3,295,800
                                                                     -----------
                                                                       4,774,860
                                                                     -----------

TECHNOLOGY: 2.3%
        Kyocera Corp.                                     44,000       2,508,000
                                                                     -----------

TELECOMMUNICATIONS (EQUIPMENT): 2.6%
        Nokia Corp.                                      168,000       2,760,240
                                                                     -----------

THRIFT: 1.1%
        Federal Home Loan Mortgage Co.                    24,000       1,218,480
                                                                     -----------

                        TOTAL COMMON STOCKS
                        (cost $91,664,878)                           103,692,235
                        --------------------------------------------------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.





                                      -12-

                               MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

                                   SHORT-TERM INVESTMENT: 5.0%

                                   PRINCIPAL AMOUNT                   VALUE
--------------------------------------------------------------------------------

Federated Cash Trust
        Treasury Money Market        $5,326,060                    $  5,326,060
                                                                   ------------

                                     TOTAL SHORT-TERM INVESTMENTS
                                     (cost $5,326,060)
                                     ------------------------------------------

                                     TOTAL INVESTMENTS IN SECURITIES
                                     (cost $96,990,938):  101.8%   $109,018,295
                                     Liabilities in excess of
                                       Other Assets:  (1.8)%         (1,942,527)
                                     ------------------------------------------
                                     NET ASSETS: 100.0%            $107,075,768
                                     ==========================================


---------
* Non-income producing security.







THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.


                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============


                           STATEMENT OF ASSETS AND LIABILITIES     JUNE 30, 2003
                           -----------------------------------------------------
                           ASSETS

Investments in securities, at value:
        Common stocks (cost $91,664,878) ......................   $ 103,692,235
Short-term investments (cost $5,326,060) ......................       5,326,060
Receivables:
        Fund shares sold ......................................       1,139,282
        Dividends and interest ................................          82,083
Prepaid expenses and other assets .............................          13,599
                           ----------------------------------------------------
                           TOTAL ASSETS                             110,253,259
                           ----------------------------------------------------
                           LIABILITIES
Payables:
        Advisory fee ..........................................          59,297
        Fund shares redeemed ..................................           2,649
        Securities purchased ..................................       3,070,820
Accrued expenses ..............................................          44,725
                           ----------------------------------------------------
                           TOTAL LIABILITIES                          3,177,491
                           ----------------------------------------------------
                           NET ASSETS                             $ 107,075,768
                           ====================================================
                           COMPOSITION OF NET ASSETS
Paid-in capital ...............................................   $  99,205,605
Undistributed net investment income ...........................         384,059
Accumulated net realized loss on investments ..................      (4,541,253)
Net unrealized appreciation on investments ....................      12,027,357
                           ----------------------------------------------------
                           NET ASSETS                             $ 107,075,768
                           ====================================================

Number of shares, $0.01 par value, issued
        and outstanding (unlimited shares authorized) .........       2,412,050
                           ----------------------------------------------------
                           NET ASSET VALUE PER SHARE              $       44.39
                           ====================================================













The accompanying notes to financial statements are an integral part of this schedule.




                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

                                                                  FOR THE
                                                                 YEAR ENDED
                           STATEMENT OF OPERATIONS              JUNE 30, 2003
                           -----------------------------------------------------
                           INVESTMENT
                           INCOME
Dividend income
        (Net of foreign tax withheld of $5,829) ...............    $  1,070,581
Interest income ...............................................          14,780
                           ----------------------------------------------------
                           TOTAL INCOME                               1,085,361
                           ----------------------------------------------------
                           EXPENSES
Advisory fees .................................................         708,380
Administration fees ...........................................         106,257
Fund Accounting fees ..........................................          32,351
Custodian fees ................................................          19,498
Registration fees .............................................          16,480
Reports to shareholders .......................................          15,714
Transfer agent fees ...........................................          15,336
Audit fees ....................................................          13,847
Legal fees ....................................................           9,519
Miscellaneous .................................................           6,001
Trustee fees ..................................................           2,957
                           ----------------------------------------------------
                           TOTAL EXPENSES                               946,340
                           LESS: Advisory fees waived                  (245,044)
                           ----------------------------------------------------
                           NET EXPENSES                                 701,296
                           ----------------------------------------------------
                           NET INVESTMENT INCOME                        384,065
                           ----------------------------------------------------
                           REALIZED AND UNREALIZED
                           GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions ..................      (4,541,253)
Net change in unrealized
        appreciation on investments ...........................      13,206,258
                           ----------------------------------------------------
Net realized and unrealized gain on investments ...............       8,665,005
                           ----------------------------------------------------
                           NET INCREASE IN NET ASSETS
                           RESULTING FROM OPERATIONS               $  9,049,070
                           ====================================================








THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.




                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============



                           STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR              YEAR
                                                               ENDED            ENDED
                                                            JUNE 30, 2003    JUNE 30, 2003
                           ---------------------------------------------------------------
                           INCREASE (DECREASE)
                           IN NET ASSETS
                           OPERATIONS:

Net investment income ...................................    $     384,065    $     145,239
Realized gain (loss) on investments - net ...............       (4,541,253)         238,704
Change in unrealized appreciation
        (depreciation) of investments - net .............       13,206,258       (6,339,797)
                           ----------------------------------------------------------------
                           NET INCREASE
                           (DECREASE) IN NET
                           ASSETS RESULTING
                           FROM OPERATIONS                       9,049,070       (5,955,854)
                           ----------------------------------------------------------------
                           DISTRIBUTIONS
                           TO SHAREHOLDERS
Net investment income ...................................         (145,072)        (151,917)
Realized gain on investments ............................         (238,418)      (1,038,961)
                           ----------------------------------------------------------------
                           TOTAL DISTRIBUTIONS
                           TO SHAREHOLDERS                        (383,490)      (1,190,878)
                           ----------------------------------------------------------------
                           CAPITAL SHARE
                           TRANSACTIONS:
Shares sold .............................................       59,643,979       36,287,820
Shares issued in connection with
        reinvestment of dividends .......................          378,713        1,174,310
Shares redeemed .........................................      (22,485,467)     (12,054,662)
                           ----------------------------------------------------------------
                           NET INCREASE FROM
                           CAPITAL SHARE
                           TRANSACTIONS                         37,537,225       25,407,468
                           ----------------------------------------------------------------
                           TOTAL INCREASE IN
                           NET ASSETS                           46,202,805       18,260,736
                           NET ASSETS
Beginning of year .......................................       60,872,963       42,612,227
                           ----------------------------------------------------------------
                           END OF YEAR                       $ 107,075,768    $  60,872,963
                           ================================================================
                           UNDISTRIBUTED
                           NET INVESTMENT
                           INCOME                            $     384,059    $     145,056
                           ================================================================
                           CHANGE IN SHARES
Shares sold                                                      1,503,533          784,420
Shares issued in connection with
        reinvestment of dividends .......................            9,806           25,390
Shares redeemed .........................................         (581,004)        (260,651)
                           ----------------------------------------------------------------
                           NET INCREASE                            932,335          549,159
                           ================================================================


The accompanying notes to financial statements are an integral part of this schedule.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============



                                NOTES TO FINANCIAL STATEMENTS
                                ------------------------------------------------

                                NOTE 1 -
                                ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                NOTE 2 -
                                SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.

Portfolio securities which are traded on national securities exchange are valued at the last sale price. Portfolio Securities which are traded on NASDAQ are valued at the Official Closing Price. If there were no transactions in a security on that day, the security is generally valued using the mean between the bid and asked price. If no quotations are available for a security, of if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not traded on the date in question does not fairly reflect its market value, it is valued in manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

B. Shares Valuation.

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund charge a 0.75% redemption fee on shares redeemed or exchanged within two months of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

C. Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements. At June 30, 2003, the Fund had a capital loss carryforward of $244,196 that will expire in 2011. As of June 30, 2003, there was a post-October capital loss deferral of $4,297,057 which will be recognized the following tax year.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

D. Portfolio Transactions.

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

E. Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. Other.

Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                NOTE 3 -
                                COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisors as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the year ended June 30, 2003, Matrix expense reimbursed and/or waived $245,044.

U.S. Bancorp Fund Services, LLC (the "Administrator") (formerly Investment Company Administration, LLC) acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund based on the greater of an annual minimum $25,000 or the annual rate of:

        0.15% of first $100 million of average daily net assets
        0.10% of next $100 million of average daily net assets

                                NOTE 4 -
                                INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended June 30, 2003, are as follows:

                                                        Proceeds from
                                                      Sales (Including
                                Purchases                Maturities)
                               ---------------------------------------
Common Stock                   $57,400,642              $20,789,552

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============


                                NOTE 5 -
                                DISTRIBUTIONS  TO SHAREHOLDERS

As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                     COST OF INVESTMENTS
                                     FOR TAX PURPOSES               $96,990,938
                                     ------------------------------------------
Gross tax unrealized appreciation ..............................     13,009,963

Gross tax unrealized depreciation ..............................       (982,606)
                                     ------------------------------------------
Net tax unrealized appreciation
        on investments .........................................     12,027,357
                                     ------------------------------------------
                                     UNDISTRIBUTED
                                     ORDINARY INCOME                    384,059
                                     ------------------------------------------
                                     CAPITAL LOSS CARRYFORWARD         (244,196)
                                     POST-OCTOBER LOSS               (4,297,057)
                                     ==========================================

On November 15, 2002, a distribution of $0.2228 per share was declared. The dividend was paid on November 18, 2002 to shareholders of record on November 14, 2002.

The tax character of distributions paid during the year ended June 30, 2003 and 2002 were as follows:

                                                   2003               2002
                                                -----------------------------
        Distributions Paid From:
        Ordinary Income                         $ 145,072          $  151,917
        Long-Term Capital Gain                    238,418           1,038,961
                                                -----------------------------
                                                $ 383,490          $1,190,878
                                                =============================


The Matrix Advisors Value Fund, Inc. designate 88.11% of dividends declared after December 31, 2002 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

                                NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS
                                AND SUBSEQUENT EVENTS (UNAUDITED)

A special meeting of shareholders of the Matrix Advisors Value Fund was held at the office of Matrix Asset Advisors, Inc. on April 28, 2003 to ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending June 2003.

                                    For          Against         Abstained
                                    ---          -------         ---------
Ratify the selection of
Tait, Weller & Baker              1,651,710       4,529            3,282

On August 1, 2003, the Board of Directors of Matrix Advisors Value Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization (the "Plan") which contemplates the transfer of all of the assets and liabilities of the Fund in exchange for Institutional Class shares of the Strong Matrix Large Cap Value Fund, a new series of Strong Equity Funds II, Inc. (the "New Fund"). The New Fund will have substantially the same investment objectives, policies, and

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============


strategies as the existing Fund, and will be managed by the same personnel who currently manage the Fund. The Plan is subject to the approval of the shareholders of the Fund. A shareholder meeting for this purpose is scheduled to be held on October 14, 2003.

                                                NOTE 7 - DIRECTOR AND   OFFICER
                                                INFORMATION (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Number of
                       Position(s)                                                                   Portfolios
                       Held with                                                                       In Fund         Other
                                                                                                       Complex     Directorships
Name, Address,            the           Date          Principal Occupation(s)                         Overseen by     Held
and Age                Corporation     Elected +      During the Past 5 Years                           Trustee     by Director
---------------------------------------------------------------------------------------------------------------------------------

David A. Katz, CFA      Chairman,           1997       Mr. Katz is President and Chief Investment          1
747 Third Avenue        President, and                 Officer of Matrix Asset Advisors, the Fund's
New York, NY 10017      Treasurer                      Advisor, and portfolio manager of the Fund.
(41)                                                   He has been associated with the Advisor and
                                                       its predecessor since its founding in 1986.

Douglas S. Altabef      Executive Vice      2000       Mr. Altabef is the Managing Director of             1
747 Third Avenue        President, and                 Matrix Asset Advisors, the Fund's Advisor.
New York, NY 10017      Secretary                      He has been associated with the Advisor
(52)                                                   since 1996. From 1993 to 1996, he was
                                                       President and Chief Executive Officer of
                                                       Varsity Recreational Holdings

Steven G. Roukis, CFA   Senior Vice         2000       Mr. Roukis is Senior Vice President-Equity          1
747 Third Avenue        President                      Research of Matrix Asset Advisors, the
New York, NY 10017                                     Fund's Advisor. He has been associated with
(35)                                                   the Advisor since 1994.

Robert M. Rosencrans   *Director            1985       Mr. Rosencrans has been President of                1       None
747 Third Avenue                                       Columbia International, Inc. since 1984.
New York, NY 10017                                     From 1962 to 1984 he was President and
(76)                                                   Chief Executive Officer of United Artists
                                                       Cablesystems Corporation.


T. Michael Tucker      *Director            1997       Mr. Tucker is the owner of T. Michael              1        None
747 Third Avenue                                       Tucker, a certified public accounting firm
New York, NY 10017                                     which he established in 1977.
(61)


Larry D. Kieszek *      Director            1997       Mr. Kieszek is Managing partner of Purvis,          1       None
747 Third Avenue                                       Gray & Company, a certified public
New York, NY 10017                                     accounting firm with which he has been
(52)                                                   associated since 1974.



----------
* Not an "interested person", as that is defined by the 1940 Act.
+ Directors and officers of the Fund serve until their resignation, removal or retirement.



                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

                                                   FINANCIAL HIGHLIGHTS

                                                   FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    YEARS ENDED JUNE 30,
                                                     ----------------------------------------------------
                                                       2003       2002      2001      2000      1999
                                                     ----------------------------------------------------
Net asset value, beginning of year ...............   $ 41.14 $    45.79  $   43.49  $   38.40  $   32.90
Income from investment operations:
Net investment income ............................       0.14      0.09       0.20       0.11       0.03
Net realized and unrealized gain (loss)
on investments ...................................       3.32     (3.59)      3.03       5.30       6.26
                                                     ----------------------------------------------------
Total from investment operations .................       3.46     (3.50)      3.23       5.41       6.29
                                                     ----------------------------------------------------
Less distributions:
Dividends from net investment
income ...........................................      (0.08)    (0.15)     (0.15)      0.00      (0.09)
Distributions from realized gains ................      (0.14)    (1.03)     (0.78)     (0.32)     (0.70)
                                                    ----------------------------------------------------
Total distributions ..............................      (0.22)    (1.18)     (0.93)     (0.32)     (0.79)
                                                    ----------------------------------------------------

Paid-in capital from redemption
fees (Note 2) ....................................       0.01      0.03    --         --         --
                                                     ----------------------------------------------------

Net asset value, end of year .....................   $ 44.39 $    41.14  $   45.79  $   43.49  $   38.40
                                                     ====================================================

Total return .....................................       8.52%    (7.87%)     7.50%     14.18%     19.79%

Ratios/supplemental data:
Net assets, end of year (millions) ...............   $ 107.1 $    60.9   $   42.6   $   18.1   $   11.1

Ratio of operating expenses to average net assets:
Before expense reimbursement .....................       1.33%     1.37%      1.37%      1.65%      1.83%
After expense reimbursement ......................       0.99%     0.99%      0.99%      0.99%      1.25%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement .....................       0.20%    (0.09%)     0.22%     (0.35%)    (0.48%)
After expense reimbursement ......................       0.54%     0.29%      0.60%      0.31%      0.10%

Portfolio turnover rate ..........................      30%       51%        55%        40%        33%


THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ===============

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS and
SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND, INC.
NEW YORK, NEW YORK

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.

TAIT WELLER & BAKER

Philadelphia, Pennsylvania
August 1, 2003

                       This page intentonally left blank

                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                               T. Michael Tucker
                                       o
                               INVESTMENT ADVISOR
                          Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223
                                       o
                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202
                                       o
                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202
                                       o
                                 ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                       2020 East Financial Way, Ste. 100
                               Glendora, CA 91741
                                       o
                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207
                                       o
                            INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 24
                             Philadelphia, PA 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 3. Audit Committee Financial Expert.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.


Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.


Item 8. [Reserved]


Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President/Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  Matrix Advisors Value Fund, Inc.

         By (Signature and Title)   /s/  David A. Katz
                                    ------------------
                                    David A. Katz, President/Treasurer

         Date: 9/02/03
         -------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By (Signature and Title)*  /s/  David A. Katz
                                    ------------------
                                    David A. Katz, President/Treasurer


         Date: 9/02/03
         -------------